EXHIBIT 10.7

                       MASTER LEASE TERMINATION AGREEMENT


                  This Master Lease Termination Agreement (the "Agreement") is made as of this ____ day of September, 2000 by and among Equity Inns Partnership, L.P., a Tennessee limited partnership ("EIP"), Equity Inns, Inc., a Tennessee corporation ("ENNS") and each of the parties set forth on Exhibit A-1 attached hereto and made a part hereof (collectively and together with EIP and ENNS, the "ENN Entities") and Interstate Hotels, LLC, a Delaware limited liability company ("IHC"), Interstate Hotels Corporation, a Maryland corporation ("Interstate"), Crossroads Future Company, L.L.C., a Delaware limited liability company ("CFC"), Crossroads/Memphis Partnership, L.P., a Delaware limited partnership ("Crossroads/Memphis"), Crossroads Hospitality Company, L.L.C., a Delaware limited liability company ("CHC") and each of the parties set forth on Exhibit A-2 attached hereto and made a part hereof (collectively and together with IHC, Interstate, CFC, CHC, and Crossroads/Memphis, the "Crossroads Entities").

                                   WITNESSETH:


                  WHEREAS, Lessors and Lessees (each as hereinafter defined) have entered into those certain Lease Agreements set forth on Exhibit B-1 attached hereto and made a part hereof (individually, as amended, a "Lease" and, collectively, the "Leases") pursuant to which, and among other things, Lessors leased to Lessees the hotels described on Exhibit B-2 attached hereto (individually, a "Hotel" and, collectively, the "Hotels"); and

                  WHEREAS, Interstate, as successor in interest to Interstate Hotels Company, a Pennsylvania corporation, Interstate Hotels, LLC, a Delaware limited liability company, and Patriot American Hospitality, Inc. (collectively, the "Guarantors") have executed and delivered, for the benefit of Lessors, certain Guaranties of Lease for each of the Leases (individually, a "Guaranty" and, collectively, the "Guaranties"); and

                  WHEREAS, EIP, ENNS, IHC (as successor in interest to Interstate Hotels Corporation, a Pennsylvania corporation), the Crossroads Entities, and CFC are parties to that certain Master Agreement dated as of November 4, 1996, that certain First Amendment to Master Agreement dated as of November 15, 1996, and that certain Second Amendment to Master Agreement dated as of February 6, 1997, and that certain Consolidated Amendment to the Lease
Agreements and Master Agreement dated as of March 31, 1999 (as amended the "Master Agreement"); and

                  WHEREAS, subject to the terms and conditions set forth in this Agreement, (i) EIP, ENNS, IHC, Crossroads/Memphis and CFC desire to terminate the Master Agreement, (ii) Lessors and Lessees desire to terminate or assign the Leases, (iii) Lessors and Interstate desire to terminate the Guaranties, and
(iv) New Lessees, as hereinafter defined, and CHC desire to enter into a management agreement pursuant to which and among other things CHC will manage the Hotels other than the Excluded Hotels (as hereinafter defined).

                  NOW, THEREFORE, for and in consideration of the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the


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parties agree as follows:

Definitions.
-----------
                    The following terms shall have the meanings set forth in this Section 1.

          (a) "Agreement" shall have the meaning ascribed in the introductory paragraph.

          (b)    "Assignment" shall have the meaning ascribed in Section 7(a).

          (c)    "Assignment of Leases" shall have the meaning ascribed in
Section 7(a).

          (d) "Assignment of Tenant Leases" shall have the meaning ascribed to such term in Section 7(a).

          (e) "Booking" shall mean a contract or reservation for the use of guest rooms, banquet facilities, or meeting rooms at a Hotel.

          (f)    "Certificate" shall have the meaning ascribed in Section 7 (a).

          (g)    "Closing" shall have the meaning ascribed in Section 7.

          (h) "Closing Date" shall mean January 1, 2001, or such other date as the ENN Entities and the Crossroads Entities mutually agree.

          (i) "Continuing Lease NOI" shall mean the net operating income generated by the Hotel that is subject to a Continuing Lease, after payment of all of such Hotel's operating expenses (excluding the payment of any management fees) and the lease payment under the Lease for any calendar year as reflected on the financial statement of such Hotel that is prepared by the applicable Lessee in accordance with its financial and accounting practices employed as of the date hereof.

          (j) "Continuing Leases" shall mean the Leases for each of the Hotels that the ENN Entities are unable to obtain the Necessary Consents.

          (k)   "Cutoff Time" shall mean 12:01 a.m. on the Closing Date.

          (l) "Default" shall mean a breach, after the giving of required or applicable notice or the expiration of any applicable cure periods, or both, of any of the terms, conditions or covenants of this Agreement or the Memorandum of Understanding.

          (m)   "Deposit Date" shall mean December 14, 2000.

          (n)   "Effective Date" shall mean July 21, 2000.

          (o)   "Escrowee" shall have the meaning ascribed in Section 7.

          (p) "Equivalent Management Fees" shall mean the amount of the aggregate base management fee and incentive management fee, if any, that would have been payable under the Management Agreement for a Hotel that is subject to a Continuing Lease for the same calendar year that the Continuing Lease NOI is determined.


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          (q)   "Excluded  Hotels"  shall  mean each of the  Hotels set forth on
Exhibit C attached hereto and made a part hereof.

          (r) "Excluded Lease Agreement" shall have the meaning ascribed to such term in Section 5(a).

          (s) "Excluded Leases" shall have the meaning ascribed to such term in Section 5.

          (t) "Extended Stay Hotels" shall mean the Residence Inns and Homewood Suites Hotels.

          (u) "Franchise Agreements" shall mean each of the agreements described on Exhibit D attached hereto and made a part hereof. "Franchise Agreement" shall mean any of the agreements described on Exhibit D attached hereto and made a part hereof.

          (v) "Guaranty" and "Guaranties" shall have the meaning ascribed to such terms in the Recitals.

          (w) "Guarantors" shall have the meaning ascribed to such term in the Recitals.

          (x) "Guest Ledger Receivables" shall mean amounts, including, without limitation, room charges, telephone charges, minibar charges, bar charges, and restaurant charges, charged to a guest's room, accrued to the accounts of guests occupying rooms in the Hotels as of the Cutoff Time.

          (y) Hilton Hotels" means the Homewood Suites Phoenix, the Homewood Suites Hartford/Windsor Locks, the Homewood Suites San Antonio and the Hampton Inn Detroit/Northville.

          (z) "Hotel" and "Hotels" shall have the meaning ascribed to such terms in the Recitals.

          (aa) "Hotel Contracts" shall mean all written contracts or agreements which relate to the ownership, maintenance, construction, repair, and operation of the Hotels other than the Franchise Agreements, the Bookings, and the Tenant Leases, a list of which is attached hereto on Exhibit I-1.

          (bb) "Impositions" shall have the meaning ascribed to such term in the Leases.

          (cc) "Lease" and "Leases" shall have the meaning ascribed to such terms in the Recitals.

          (dd) "Lease Amendment" shall have the meaning ascribed to such term in Section 5.

          (ee) "Lease Termination Agreement" shall have the meaning ascribed to such term in Section 7(a).


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          (ff)  "Lessees"  shall mean all of the  Crossroads  Entities  that are lessees under the Leases and "Lessee" shall mean any of the Crossroads Entities that is a lessee under any of the Leases.

          (gg) "Lessors" shall mean all of the ENN Entities that are the lessors under the Leases and "Lessor" shall mean any of the ENN Entities that are lessors under any of the Leases.

          (hh) "Management Agreement" shall mean the Management Agreement in the form of Exhibit E.

          (ii) "Master Agreement" shall have the meaning ascribed to such term in the Recitals.

          (jj) "Memorandum of Understanding" shall mean that certain Memorandum of Understanding dated July 21, 2000 between CHC and EIP.

          (kk)   "Necessary   Consents"   shall   mean  all  of  the   consents,
authorizations, and other approvals that are necessary for the ENN Entities to terminate the Leases as set forth on Exhibit F.

          (ll) "New Lessee" shall mean any entity designated by a Lessor as the new lessee for a Hotel or as manager of an Excluded Hotel effective on or after the Closing Date.

          (mm) "Permits" shall mean all licenses (including, without limitation, all liquor licenses) and permits (including, without limitation, certificates of occupancy or their equivalents) granted by any governmental authority or agency owned by any of the Crossroads Entities or used in or relating to the ownership, occupancy, or operation of the Hotels or any part thereof.

          (nn) "Proration Items" shall have the meaning ascribed to such term in
Section 8.

          (oo) "Required Expenditures" shall have the meaning ascribed to such term in Section 5.

          (pp) "Room Revenues" shall mean the gross revenue from the rental of guest rooms, whether to individuals, groups or transients, at a Hotel, excluding the following: (i) the amount of all credits, rebates or refunds to customers, guests or patron; and (ii) any fees collected for amenities including, but not limited to, telephone, laundry, movies or concessions.

          (qq) "Sarasota Hotel" shall mean the Hampton Inn, 5000 North Tamiami Trail, Sarasota, Florida 34234.

          (rr)   "Settlement Date" shall mean January 5, 2001.

          (ss) "Settlement Statement" shall have the meaning ascribed to such term in Section 8.

          (tt) "Significant Supplies" shall mean supplies in the following categories as required by a franchisor: (i) irons/ironing boards, (ii) coffee makers, (iii) kitchen supplies for guest rooms in any Extended Stay Hotels, and
(iv) other operational supplies.


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          (uu) "Tenant  Leases" shall mean the interest of any of the Crossroads
Entities in and to all of the leases, subleases, and other occupancy agreements, whether or not of record, which provide for the use or occupancy of any of the Hotels or any portion thereof and which are in force as of the date hereof other than the Leases and the Bookings, a list of which, on a Hotel by Hotel basis, is attached hereto as Exhibit H-1.

          (vv) "Utility Contracts" shall have the meaning ascribed to such term in Section 8.

          (ww) "2001 Lease Budgets" shall have the meaning ascribed to such term in Section 3(e).

          (xx) "2001 Management Budgets" shall have the meaning ascribed to such term in Section 3(e).

          2. Termination of Master Agreement. Subject to the terms and conditions set forth herein, EIP, ENNS, IHC, Crossroads/Memphis, and CFC hereby agree that (a) the Master Agreement shall terminate on the Closing Date and (b) from and after the Closing Date none of EIP, ENNS, IHC, Crossroads/Memphis and CFC shall have any further rights, liabilities or obligations under or pursuant to the Master Agreement except to the extent such terms expressly, survive the termination of the Master Agreement.

          3. Termination of Leases and Guaranties. (a) Lessors and Lessees hereby agree that as of the Effective Date through the Closing Date, Section
3.11 from each of the Leases shall be suspended as to all periods prior to and after the Effective Date. Notwithstanding the foregoing, in the event that the Closing does not occur on or before the Closing Date, the provisions of Section
3.11 of the Leases shall be reinstated retroactively in all of the Leases effective as of the Effective Date as if they had not been suspended and there shall not be deemed to have occurred any interruption, suspension or tolling of any performance standards or time periods for measurement of any performance standards and nothing herein shall be deemed to affect in any way EIP's rights or remedies for any breach of the performance standards under Section 3.11 of the Leases after December 31, 2000 with respect to the performance standards for any time periods prior to or after December 31, 2000; provided, however, that if the Closing does not occur on or before the Closing Date, solely as a result of a Default by any of the ENN Parties, the provisions of Section 3.11 of the Leases shall be reinstated in all of the Leases effective as of the Closing Date and Lessor shall not have any rights or remedies for any breach of any of the performance standards under Section 3.11 of the Leases for any time periods prior to December 31, 2000.

                  (b) (i) Subject to the terms and conditions set forth herein and except to the extent set forth in Section 3(b)(ii) and in Section 3(d), Lessors and Lessees hereby agree that (A) all of the Leases, other than the Continuing Leases, if any, shall terminate effective at 12:01 a.m. on the Closing Date, except for those provisions that expressly survive the termination of the Leases, and (B) from and after the Closing Date none of the Lessors nor any of the Lessees shall have any further rights, liabilities, or obligations under or pursuant to the Leases other than the Continuing Leases, if any.

                  (ii) (A) Except to the extent provided in Section 3(b)(ii)(C) below, upon a Lessee's surrender of the Hotel on account of the termination of the Lease pursuant to Section 3(b)(i), such Lessee and its parent companies, partners, members, affiliates, subsidiaries, directors,


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officers, successors and assigns, agents, employees and representatives shall be unconditionally and fully released and discharged from any and all obligations, claims, actions, liability, past, present and future, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing in connection with such Hotel, or by reason of the breach or alleged breach by such Lessee, or conduct or activity resulting in the breach or alleged breach by such Lessee, of any of the terms or provisions of such Lease.

                  (B) Except to the extent provided in Section 3(b)(ii)(C) below, a Lessor under a Lease that is being terminated pursuant to Section 3(b)(i) and each of its parent companies, partners, members, affiliates, subsidiaries, directors, officers, successors and assigns, agents, employees, and representatives are hereby unconditionally and fully released and discharged from any and all obligations, claims, actions, liability, past, present and future, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing in connection with the breach or alleged breach by such Lessor, or conduct or activity resulting in the breach or alleged breach by such Lessor, of any of the terms or provisions of such Lease.

                  (C) Notwithstanding anything to the contrary contained in this Agreement, each Lessee and each Lessor under a Lease that is being terminated pursuant to Section 3(b)(i) shall remain liable (1) for all rent and indemnification obligations and liabilities under such Lease which arise or accrue prior to the Closing Date and (2) with respect to the terms of such Lease which survive the termination of the Lease.

                  (c) Lessors hereby agree that each of the Guaranties shall terminate on the Closing Date in accordance with Exhibit J attached hereto and made a part hereof.

                  (d) Notwithstanding anything to the contrary in this Section 3, if requested by ENNS in writing at least ten (10) business days prior to the Closing Date the applicable Lessees shall assign all of their respective right, title, and interest to and in the Leases (other than the Excluded Leases) to a New Lessee effective as of the Closing Date in lieu of terminating such Lease.

                  (e) Pursuant to Section 3.6 of the Leases, Lessees are required to submit to Lessors year 2001 operating budgets for the Hotels (the "2001 Lease Budgets") on or before November 1, 2000. In addition, pursuant to
Section 8.1 of the Management Agreement, which becomes effective January 1, 2001, the Manager (as defined in the Management Agreement) is required to submit to the ENN Entities and/or the New Lessees annual business plans for year 2001 (the "2001 Management Budgets") on or before November 1, 2000. Lessors hereby waive the Lessees' obligation to submit the 2001 Lease Budgets on or before November 1, 2000; provided, however, Lessees will submit, on or before November 1, 2000, a 2001 Management Budget for each of the Hotels (other than the Excluded Hotels). Lessees for each of the Excluded Hotels will cooperate, and will cause the Lessee's staff at each of the Excluded Hotels to cooperate, with the ENN Entities in connection with the ENN Entities preparation of year 2001 operating budgets for each of the Excluded Hotels. If the Closing does not occur for any reason, or one or more of the Leases is not terminated or assigned as of the Closing Date (pursuant to the terms of this Agreement), the applicable Lessees will submit a 2001 Lease Budget for the Hotels for which the Lease is not being terminated or assigned to the applicable Lessors on or before January 31, 2001.

          4. Management Agreement. Effective as of the Closing Date, the New Lessees shall enter into the Management Agreement for each of the Hotels (other



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than the Excluded  Hotels)  and the hotel  known as the  Boise,  Idaho Residence
Inn by Marriott.

          5. Covenants. (a)(i) The ENN Entities covenant and agree to use their commercially reasonable efforts to obtain all of the Necessary Consents prior to the Closing Date. On October 15, 2000, ENNS shall provide to Interstate a status report setting forth (A) which Necessary Consents have been obtained, (B) which Necessary Consents have not yet been obtained, and (C) an estimated date for obtaining such Necessary Consents for those that have not thus been obtained. For the purposes of this Section 5(a)(i), the phrase "commercially reasonable efforts" shall include, without limitation, the payment of all change-of-ownership fees required by the franchisors under the Franchise Agreements and all "PIPs" resulting from such change-of- ownership that are reasonable as determined by the ENN Entities. The Crossroads Entities hereby agree to cooperate in all reasonable respects with the ENN Entities to obtain such Necessary Consents which cooperation shall include, without limitation, the execution of documents reasonably requested from franchisors (to the extent such documents are acceptable to the Crossroads Entities in their reasonable discretion) and, if necessary, documentation evidencing CHC's agreement to subordinate its lien rights, if any, under the Management Agreement to any mortgage encumbering a Hotel (provided, however, in no event shall CHC or any of the Crossroads Entities be obligated to subordinate their rights to receive any fees, reimbursements, or indemnification payments under the Management Agreement arising prior to termination (but (y) if the Management Agreement is terminated by the lender or such purchaser, CHC or any of the Crossroads Entities shall not look to the lender for payment of such fees, reimbursements or indemnification payments and CHC and the Crossroads Entities' right to receive such fees, reimbursements or indemnification payments shall be subordinate to the lender's rights and (z) if the Management Agreement is not terminated by the lender or such purchaser, then such fees, reimbursements or indemnification payments shall be payable by the lender or such purchaser).

                  (ii) If the ENN Entities are not able to obtain all of the Necessary Consents, the ENN Entities and the Crossroads Entities hereby agree to cause the Lessors or a subsidiary of ENNS, as determined by ENNS, and Lessees to enter into, at Closing: (A) an amendment to the Lease for each of the Hotels for which the Necessary Consents have not been obtained (the "Lease Amendment") which shall provide, among other things: (1) that the Lessee's obligations under such Continuing Lease shall be limited to those obligations that CHC is obligated to perform under the Management Agreement with respect to such Hotel,
(2) for the same economic benefits to such Lessee that CHC is receiving under the Management Agreement, (3) that Sections 3.10 and 3.11 of each Continuing Lease are deleted effective as of the Effective Date, (4) the performance standards contained in the Management Agreement shall be applicable to the Continuing Lease, (5) the Continuing Lease shall terminate on the date which is the earlier of (A) the expiration date of the term of such Lease on the date hereof, and (B) the date on which the ENN Entities obtain all of the Necessary Consents for the termination of such Continuing Lease pursuant to Section 3(b) or the assignment of such Continuing Lease pursuant to Section 3(d), (6) for the sale of the Hotel which is subject to the Continuing Lease to be governed by and included in the calculations set forth in the Management Agreement relating to restrictions on the sale of the Hotels and the termination of the Management Agreement with respect to such Hotel and (7) that (i) if the amount determined by subtracting the Equivalent Management Fees from the Continuing Lease NOI is a negative number, then Lessor, or the applicable subsidiary of ENNS, as applicable, shall pay to such Lessee an amount equal to such difference and (ii) if the amount determined by subtracting the Equivalent Management Fees from the Continuing Lease NOI is positive, then Lessee shall pay to such Lessor or the subsidiary of ENNS, as applicable, the


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amount equal to such difference.  Notwithstanding the foregoing,  Lessees hereby agree to cooperate in structuring any such Lease Amendments with ENNS in a manner that will satisfy federal income tax provisions that are applicable to ENNS; provided, however, in no event shall any Lessee be required to structure any Lease Amendment in a manner that would reduce th economic benefits below the amount that such Lessee or CHC would have received if the Management Agreement was entered into for such Hotel in lieu of such Lease Amendment. In no event shall this Agreement be terminated or the Closing delayed as a result of the ENN Entities inability to obtain the Necessary Consents. The Lease Amendment for each Continuing Lease shall be in form and substance reasonably acceptable to the ENN Entities and the Crossroads Entities.

                  (iii)  If the ENN  Entities  request  that  any of the  leases governing the Excluded Hotels (the "Excluded Leases") continue from and after the Closing Date, the Crossroads Entities agree that such leases shall stay in place provided that the ENN Entities (or a subsidiary of ENNS) execute and deliver to and for the benefit of the applicable Lessee an agreement (the "Excluded Lease Agreement") that provides, among other things: (1) the applicable Lessee and the applicable Lessor or ENNS subsidiary to jointly engage a third party manager to manage the Excluded Hotels, (2) for the applicable Lessor or ENNS subsidiary to assume all financial obligations and liabilities and all operating risks under such Excluded Leases, (3) for the applicable Lessor or ENNS subsidiary to remit all rent due under the Excluded Lease to the Lessors, (4) for any profits earned from the Excluded Hotels to be paid to the applicable Lessor, (5) for the applicable Lessee to continue to maintain all franchise licenses for the Excluded Hotels, (6) for the applicable Lessee to refrain from intentionally taking any action, or intentionally failing to take any action, which would result in the loss of such franchise licenses, (7) for the ENN Entities to indemnify, defend and hold the Crossroads Entities harmless and free from all claims and losses for damages, or injuries to any person or any property that is in any way related to the Excluded Leases or the franchise agreements for the Excluded Hotels, relating to periods on or after the Closing Date and (8) for the ENN Entities and their agents, servants, officers, directors, managers, members, partners, employers, employees, shareholders, attorneys, successors and


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assigns to release and  forever  discharge  the  Crossroads  Entities  and their agents, servants, officers, directors, managers, members, partners, employers, employees, shareholders, attorneys, successors and assigns from all liabilities from any and all claims, demands, damages, actions, causes of action or suits of any kind or nature, which arise on or after the Closing Date and are based directly or indirectly upon facts, events, transactions or occurrences related to the Excluded Leases and Excluded Hotels subject to the Excluded Lease Agreement. The Excluded Lease Agreement for each Excluded Lease shall be in form and substance reasonably acceptable to the ENN Entities and the Crossroads Entities.

                  (b) The Crossroads Entities hereby agree that, unless otherwise agreed in writing by the Crossroads Entities and the ENN Entities, each Lessee will spend, with respect to each Hotel other than the Hilton Hotels,
(i) at least ninety-five (95%) of the entire year 2000 maintenance and repair budget and (ii) nine-five percent (95%) of the entire year 2000 marketing budget as set forth in the year 2000 operating budget for each Hotel (the "Required Expenditures"). In the event that the applicable Lessee has failed to make the full amount of the Required Expenditures prior to the Closing Date with respect to any Hotel other than the Hilton Hotels, the applicable Lessee shall pay to or as directed by the ENN Entities at the Closing an amount equal to the difference between the Required Expenditures for the Hotel and the actual year 2000 maintenance and repair expenses spent on the Hotel and the actual year 2000 marketing expenses spent on the Hotel, as applicable. For purposes of determining the actual amounts expended in connection with year 2000 maintenance and repairs and marketing expenses for any Hotel, the ENN Entities and the Crossroads Entities agree as follows: (y) the accounting shall be made on an accrual basis in accordance with generally accepted accounting principles consistently applied; and (z) centralized marketing program expenses shall be allocated to each Hotel's marketing expense budget on a room-count basis to the extent such centralized marketing programs provide a direct benefit to such Hotel or to the extent such centralized marketing programs have previously been allocated to such Hotel.

                  (c) The Crossroads Entities will use their commercially reasonable efforts to assist the ENN Entities and the New Lessees to obtain (i) the Necessary Consents, and (ii) liquor licenses for the Hotels to the extent a new liquor license is required or the extent an assignment of liquor license is necessary.

          6.          Representations and Warranties.
                      ------------------------------

                  (a) As an inducement to the Crossroads Entities to enter into this Agreement and to consummate the transactions contemplated herein, the ENN Entities hereby jointly and severally represent and warrant to the Crossroads Entities the following:

          (i) Each of the ENN Entities is duly organized or formed, validly existing and in good standing under the laws of the State of its formation.

          (ii) The execution and delivery of this Agreement and the performance of the ENN Entities' hereunder have been duly authorized by all necessary action on the part of each of the ENN Entities, and this Agreement constitutes the legal, valid and binding obligation of each of the ENN Entities, subject to equitable principles and principles governing creditors' rights generally.

          (iii) The execution and delivery of this Agreement by the ENN Entities and the consummation by the ENN Entities of the transactions contemplated hereby will not, (A) violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental entity or (B) subject to the receipt of the Necessary Consents and the terms hereof, conflict with, result in a breach of, or constitute a default under the organic documents of the ENN Entities, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which any of the ENN Entities is a party or by which any of the ENN Entities may be bound.

          (iv) There are no legal actions, suits or similar proceedings pending and served, or, to the ENN Entities knowledge, threatened against any of the ENN Entities or the Hotels which if adversely determined would adversely affect the ENN Entities' ability to consummate the transactions contemplated hereby.

          (v) Other than the Necessary Consents, no consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by the ENN Entities or the performance by the ENN Entities of the transactions contemplated hereby.

          (vi) None of the ENN Entities have (A) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (B) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (C) made an assignment for the benefit of creditors as an alternative to commencing a petition of bankruptcy.

          (a) As an inducement to the ENN Entities to enter into this Agreement and to consummate the transactions contemplated herein, the Crossroads Entities hereby jointly and severally represent and warrant to the ENN Entities the following:

          (i) Each of the Crossroads Entities is duly organized or formed, validly existing and in good standing under the laws of the State of its formation.

          (ii) The execution and delivery of this Agreement and the performance of the Crossroads Entities' hereunder have been duly authorized by all necessary action on the part of each of the Crossroads Entities, and this Agreement constitutes the legal, valid and binding obligation of each of the Crossroads Entities, subject to equitable principles and principles governing creditors' rights generally.

          (iii) The execution and delivery of this Agreement by the Crossroad Entities and the consummation by the Crossroads Entities of the transactions contemplated hereby will not (A) violate any judgment, order, injunction, decree, regulation or ruling of any court or governmental entity or (B) conflict with, result in a breach of, or constitute a default under the organic documents of the Crossroads Entities, any note or other evidence of indebtedness, any mortgage, deed of trust or indenture, or any lease or other material agreement or instrument to which any of the Crossroads Entities is a party or by which any of the Crossroads Entities may be bound.

          (iv) There are no legal actions, suits or similar proceedings pending and served, or, to the Crossroads Entities knowledge, threatened against any of the Crossroads Entities or the Hotels which if adversely determined would adversely affect the Crossroads Entities ability to consummate the transactions contemplated hereby.

          (v) Other than the Necessary Consents, no consent, waiver, approval or authorization is required from any person or entity (that has not already been obtained) in connection with the execution and delivery of this Agreement by the Crossroads Entities or the performance by the Crossroads Entities of the transactions contemplated hereby.

          (vi) None of the Crossroads Entities have (A) commenced a voluntary case, or had entered against it a petition, for relief under any federal bankruptcy act or any similar petition, order or decree under any federal or state law or statute relative to bankruptcy, insolvency or other relief for debtors, (B) caused, suffered or consented to the appointment of a receiver, trustee, administrator, conservator, liquidator or similar official in any federal, state or foreign judicial or non-judicial proceedings, to hold, administer and/or liquidate all or substantially all of its property, or (C) made an assignment for the benefit of creditors as an alternative to commencing a petition of bankruptcy.

          7. Closing. The closing hereunder ("Closing") shall be deemed effective as of the Closing Date. The delivery of all items to be made at the Closing under the terms of this Agreement, other than the Settlement Statement, shall be made into an escrow with the Pittsburgh, Pennsylvania office of Chicago Title Insurance Company (the "Escrowee") at 10:00 a.m. eastern time on the Deposit Date, at the Pittsburgh, Pennsylvania offices of Jones, Day, Reavis & Pogue.

          (a) At or before the Deposit Date, the Crossroads Entities shall deliver to the Escrowee for delivery to the ENN Entities on the Settlement Date, the following items:

          (i) Four (4) duly executed original counterparts of a Certificate of Termination, Assignment or Continuation of Leases which sets forth the status of each Lease in the form attached hereto and made a part hereof as Exhibit G (the "Certificate");

          (ii) Either four (4) duly executed counterparts of a Memorandum of Lease Termination for each of the Hotels (other than the Hotels that will be subject to a Continuing Lease, if any) in the form attached hereto and made a part hereof as Exhibit G-1 (the "Memorandum of Lease Termination") or such other form as may be required by the jurisdiction in which such Hotel is located to record such Memorandum of Lease Termination in the real property records and to otherwise evidence such Lessee's release of its rights as the lessee of such Hotel or, if ENNS has elected to have any Leases assigned in lieu of termination pursuant to Section 3(d), four (4) duly executed original counterparts of an Assignment and Assumption of Leases for such Leases in the form attached hereto and made a part hereof as Exhibit G-2 (the "Assignment of Leases");

          (iii) Four (4) duly executed original counterparts of an Assignment and Assumption of Tenant Leases for each of the Hotels in the form attached hereto as Exhibit H-2 (the "Assignment of Tenant Leases");

          (iv) Four (4) duly executed original counterparts of an Assignment and Assumption of Hotel Contracts, Bookings, and Permits for each of the Hotels in the form attached hereto as Exhibit I-2 (the "Assignment");

          (v) Notices to each tenant under the Tenant Leases signed by the Crossroads Entities, that shall disclose that the Lease with respect to the Hotel which is subject to the Tenant Lease has been terminated and that, after the Closing, all rents should be paid to the ENN Entities or the ENN Entities' designee;

          (vi) If and to the extent required by the terms of this Agreement, four (4) duly executed original counterparts of the Lease Amendment for each Continuing Lease;

          (vii) If and to the extent required by the terms of this Agreement, four (4) duly executed original counterparts of the Excluded Lease Agreement for each Excluded Lease; and

          (viii) All records, excluding employee and payroll records, but including, without limitation, written, magnetic and electronic, of the applicable Crossroads Entity that relate to its operations of the Hotel for all periods prior to the Closing Date; and

          (ix) A certificate of the Crossroads Entities that the representations and warranties contained in this Agreement are true and correct in all material respects as of the Closing Date.

          (x) Such other documents as may be reasonably be agreed upon by the Crossroads Entities and the ENN Entities to consummate the transactions contemplated by this Agreement.

          (b) At or before the Deposit Date, the ENN Entities shall deliver to the Escrowee for delivery to the Crossroads Entities on the Settlement Date, the following items:

          (i)   Four (4) duly executed original counterparts of the Certificate;

          (ii) Either four (4) duly executed original counterparts of the Memorandum of Lease Termination for each of the Hotels (other than the Hotels that will be subject to a Continuing Lease, if any) or, if ENNS has elected to have any Leases assigned in lieu of termination pursuant to Section 3(d), four
(4) duly executed original counterparts of an Assignment of Leases for such Leases;

          (iii) Four (4) duly executed original Termination of Guaranties, in the form attached hereto as Exhibit J;

          (iv) Four (4) duly executed original counterparts the Assignment of Tenant Leases for each Hotel;

          (v) Four (4) duly executed original counterparts of the Assignment for each Hotel;

          (vi) If and to the extent required by the terms of this Agreement, four (4) duly executed original counterparts of the Lease Amendment for each of the Continuing Leases;

          (vii) If and to the extent required by the terms of this Agreement, four (4) duly executed original counterparts of the Excluded Lease Agreement for each Excluded Lease;

          (viii) Either proof of receipt of the Necessary Consents for all of the Hotels or, evidence of non-receipt of the Necessary Consents for the Continuing Leases, both of which shall be in form and substance reasonably satisfactory to the Crossroads Entities;

          (ix) Such other documents as may be reasonably be agreed upon by the Crossroads Entities and the ENN Entities to consummate the transactions contemplated by this Agreement; and

          (x) A certificate of the ENN Entities that the representations and warranties contained in this Agreement are true and correct in all material respects as of the Closing Date.

          (c) At or before the Settlement Date, (i) the Crossroads Entities shall deliver to the Escrowee for delivery to the ENN Entities, four (4) duly executed counterparts of the Settlement Statement, and (ii) the ENN Entities shall deliver to the Escrowee for delivery to the Crossroads Entities, four (4) duly executed counterparts of the Settlement Statement.

          (d) Each of the Crossroads Entities and the ENN Entities hereby agree to deliver at or prior to the Settlement Date to the other party, to the extent required by Section 8 of this Agreement, the sums required pursuant to Section 8.

          (e) The Crossroads Entities and the ENN Entities hereby agree to execute and deliver at or prior to the Deposit Date, closing escrow instructions in form and substance acceptable to the ENN Entity and the Crossroads Entities which shall be auxiliary to this Agreement and this Agreement shall not be merged into, nor in any manner superseded thereby. Such escrow instructions shall provide for the deposit of and subsequent disbursement of the documents described in this Section 8.

          8. Closing Prorations. (a) The Crossroads Entities and the ENN Entities agree to adjust, as of the Cutoff Time, in accordance with the provisions of this Section 8, the following (collectively, the "Proration Items"): Impositions, utility bills, rents and other payments under the Tenant Leases, franchise fees under the Franchise Agreements, amounts due under the Hotel Contracts, Guest Ledger Receivables, and Bookings. The Crossroads Entities will be charged and credited for the amounts of all of the Proration Items relating to the period up to and including the Cutoff Time, and the ENN Entities will be charged and credited for all of the Proration Items relating to the period after the Cutoff Time. Preliminary estimated Closing prorations shall be set forth on a preliminary closing statement to be prepared by the Crossroads Entities and submitted to the ENN Entities for the ENN Entities' approval prior to the Settlement Date (the "Settlement Statement"). The Settlement Statement, once agreed upon, shall be signed by the Crossroads Entities and the ENN Entities and delivered for purposes of making the preliminary proration adjustment on the Settlement Date which shall be effective as of the Closing subject to the final cash settlement provided for below. The preliminary proration shall be paid on the Settlement Date by the ENN Entities to the Crossroads Entities (if the preliminary prorations result in a net credit to the Crossroads Entities) or by the Crossroads Entities to the ENN Entities (if the preliminary prorations result in a net credit to the ENN Entities). If the actual amounts of the Proration Items are not known as of the Cutoff Time, the prorations will be made on the Settlement Date on the basis of the best evidence then available; thereafter, when actual amounts are determined (not to exceed 120 days after the Settlement Date), re-prorations will be made on the basis of the actual amounts, and a final cash settlement will be made between the Crossroads Entities and the ENN Entities. No prorations will be made in relation to insurance premiums, and the Crossroads Entities' insurance policies will not be assigned to the ENN Entities for any of the Excluded Hotels. All calculations shall be made on an accrual basis and in substantial accordance with the Uniform System of Accounts for Hotels, "Eighth Revised Edition", 1986, as revised and adopted by the Hotel Association of New York City, Inc. from time to time. For a period of 60 days following the date of the final re-proration, the parties shall have a right to inspect and audit the other parties' books and records relating to prorations and any re-prorations adjustments necessary upon five (5) days' prior written notice and provided that such inspection or audit is conducted during normal business hours and at the offices of the party who is subject to such inspection or audit. The provisions of this Section 8 will survive the Closing.

                  (b)(i) Guest Ledger Receivables shall be prorated between the ENN Entities and the Crossroads Entities such that the Crossroads Entities shall receive a credit for all Guest Ledger Receivables prior to the Cutoff Time and the ENN Entities shall receive all Guest Ledger Receivables after the Cutoff Time. All credits for Guest Ledger Receivables shall be calculated after first deducting applicable discounts and credit card and travel agent commissions and after writing down to zero all guest ledger charges (A) that are disputed by the guest, (B) that are for personnel of the Crossroads Entities or any of their respective parents, subsidiaries, or affiliated entities, (C) that are complimentary, or (D) that are in-house charges. If any Guest Ledger Receivable for the period after the Cutoff Time is erroneously remitted to the Crossroads Entities, the Crossroads Entities shall promptly forward the same to the ENN Entities. If any Guest Ledger Receivables for the period prior to the Cutoff Time are written down to zero is in fact collected by the ENN Entities, then the ENN Entities shall promptly remit the same, less any cost of collection, to the Crossroads Entities.

                  (ii) The Crossroads Entities shall receive one-half of the Room Revenues and one-half of the applicable occupancy taxes for the night during which the Cutoff Time occurs and the ENN Entities shall receive one-half of the Room Revenues and one-half of the applicable occupancy taxes for the night during which the Cutoff Time occurs.

                  (c) All charges shown on the Hotels' city ledger as of the Cutoff Time and collected subsequent to the Cutoff Time shall be applied first as directed by the payor, then, for the benefit of the Crossroads Entities, to charges incurred prior to the Cutoff Time, in the order in which they were incurred, and then, for the benefit of the ENN Entities, to charges incurred after the Cutoff Time.

                  (d) The Crossroads Entities shall be responsible for all payments accruing under the Hotel Contracts prior to the Cutoff Time and the ENN Entities shall be responsible for all payments accruing under the Hotel Contracts after the Cutoff Time. Any amounts not known as of the Closing shall be estimated on the Settlement Statement and shall be reprorated in accordance with this Section 8.

                  (e) The ENN Entities shall receive a credit on the Settlement Statement for the prorated amounts (as of the Cutoff Time) of all rents and other payments under the Tenant Leases previously paid to or collected by the Crossroads Entities and attributable to any period following the Cutoff Time. After the Cutoff Time, the Crossroad Entities will cause to be paid or turned over to the ENN Entities all rents and other payments under the Tenant Leases, if any, received by the Crossroads Entities and attributable to the period after the Cutoff Time. Delinquent rents will not be prorated. The ENN Entities agree to use good faith collection procedures with respect to the collection of any delinquent rents but the ENN Entities shall have no liability for the failure to collect any such amounts and will not be required to conduct lock-outs or take any other legal action to enforce collection of any such amounts owed to the Crossroads Entities from any tenant of the Hotels. All sums collected by the ENN Entities from and after the Closing Date from each tenant will be applied first as directed by payor, then to current amounts owed by such tenant to the ENN Entities, and then, to prior delinquencies owed by such tenant to the Crossroads Entities. Any sums due to the Crossroads Entities will be promptly remitted to the Crossroads Entities.

                  (f) The ENN Entities shall be entitled to a credit for all security and other deposits actually held by the Crossroads Entities as of the Cutoff Time with respect to the Tenant Leases.

                  (g) The Crossroads Entities shall be responsible for the payment of all Impositions (other than Impositions that are the ENN Entities' responsibility under the Leases), if any, payable or accrued with respect to all of the Hotels until the Cutoff Time and the Lessors and any applicable New
Lessee shall be jointly and severally responsible for the payment of all Impositions with respect to all of the Hotels after the Cutoff Time. The Crossroads Entities shall be entitled to receive any rebates or refunds with respect to any such Impositions paid by the Crossroads Entities .

                  (h) Final readings and final billings for utilities (including telephone) will be made if possible as of the Cutoff Time, in which event no proration will be made at Closing with respect to utility bills. The Crossroads Entities will be entitled to all deposits presently in effect with the utility providers if such deposits are in the name of any of the Crossroads Entities, and the New Lessees will be obligated to make their own arrangements for deposits with the utility providers. To the extent that bills are not available, the cost of such utilities shall be apportioned between the parties on the basis of the latest actual (not estimated) bill for such service and adjusted as necessary post-closing when the bill becomes available as contemplated in this
Section 8.

                  (i) The Crossroads Entities shall sell and the ENN Entities shall purchase from the Crossroads Entities all petty cash funds (excluding purchasing receipts and paid outs) and cash in house banks for all of the Hotels at 100% of face value at the Cutoff Time.

                  (j) The Crossroads Entities shall be responsible for the payment of all franchise and other fees, if any, under the Franchise Agreements with respect to the period up to the Cutoff Time and the ENN Entities shall be responsible for the payment of all franchise and other fees, if any, under the Franchise Agreements with respect to the period after the Cutoff Time.

                  (k) The Crossroads Entities shall be responsible for the payment of all fees under the Permits with respect to the period up to the Cutoff Time and the ENN Entities shall be responsible for the payment of all fees under the Permits with respect to the period after the Cutoff Time.

                  (l) The ENN Entities shall receive a credit for advance payments, if any, under Bookings to the extent Bookings relate to a period after the Cutoff Time.

                  (m) The ENN Entities shall receive a credit for any vested vacation accruals as of the Cutoff Date for employees of the Hotels who are subsequently hired by any of the ENN Entities or any of their management companies.

                  (n) The Crossroads Entities shall be responsible for the payment of severance benefits, if any, to any employees of the Hotels who are not hired by any of the ENN Entities or any of their management companies provided ENN gives the Crossroads Entities written notice of each employee of any Hotel who will not be hired at least sixty days prior to the Closing Date.

         Closing Inventories.
         -------------------
                    On the Closing Date, the Crossroads Entities shall cause each Hotel to have on hand (a) linen inventories at the level and of the quality described on Exhibit K-1 attached hereto and made a part hereof and (b) inventories of the Significant Supplies at the levels and of the quality described on Exhibit K-2.

         Defaults.
         --------
                    In the event that any of the ENN Entities default in their obligations under this Agreement, the Crossroads Entities shall have any and all rights at law and in equity. In the event that any of the Crossroads Entities default in their obligations under this Agreement, the ENN Entities shall have any and all rights at law and in equity.

          11. Sarasota Hotel. The Lessor and Lessee for the Sarasota Hotel acknowledge that, to the extent that a default by either party under the Franchise Agreement for the Sarasota Hotel dated November 5, 1996, and as amended, by and between Crossroads/Memphis Financing Company, L.L.C. and Promus Hotels, Inc., may or may not exist, the Lessor of the Sarasota Hotel and the Lessee of the Sarasota Hotel have agreed to waive any rights or remedies either party may have under the Lease for the Sarasota Hotel; provided, that, in the event that the Closing does not occur on or before the Closing Date as a result of the failure to obtain the Necessary Consents, then after the Closing Date the ENN Entities and the Crossroads Entities shall be free to exercise all of their respective rights and remedies with respect to any default under such Franchise Agreement for the Sarasota Hotel as such rights and remedies exist as of the date of the Memorandum of Understanding or which arise thereafter, as if the foregoing waiver had not occurred.

          12.  Final  Exhibits.  The parties  acknowledge  that  Exhibit H-1 and
Exhibit I-1 will take significant time and effort to complete and agree that such Exhibits shall be finalized, agreed upon by the parties, and attached hereto on or before September 15, 2000.

          13.  Communications to Employees and Third Parties.   The ENN Entities
and the Crossroads Entities shall agree upon a plan for communicating the disposition schedule for the Hotels.

          14.  Miscellaneous.

               (a) Subject to applicable law, this Agreement may be amended, modified, or supplemented only by a written agreement signed by the ENN Entities and the Crossroads Entities.

               (a) All notices required or permitted hereunder shall be in writing and shall be served on the parties at the following address:

     If to the ENN Entities:          c/o Equity Inns Partnership, LP
                                      7700 Wolf River Boulevard
                                      Germantown, Pennsylvania  38138
                                      Attention:  Mr. Phillip McNeill, Sr.
                                      Facsimile: 901/754-2374

     With Copies to:                  Hunton & Williams
                                      951 East Byrd Street
                                      Richmond, VA 23219
                                      Attention: David C. Wright
                                      Facsimile: (804)788-8218

     If to the Crossroads Entities:   c/o Crossroads Hospitality Company, L.L.C.
                                      Foster Plaza Ten
                                      680 Andersen Drive
                                      Pittsburgh, Pennsylvania 15220
                                      Attention:  President
                                      Facsimile:  412/937-8055

     With Copies to:                  c/o Crossroads Hospitality Company, L.L.C.
                                      Foster Plaza Ten
                                      680 Andersen Drive
                                      Pittsburgh, Pennsylvania 15220

                                      Attention:  General Counsel
                                      Facsimile:  412/937-3265

                                      Jones, Day, Reavis & Pogue
                                      North Point
                                      901 Lakeside Avenue
                                      Cleveland, Ohio 44114-1190
                                      Attention:  Zachary T. Paris
                                      Facsimile:  216/579-0212

Any such notices may be sent by (i) certified mail, return receipt requested, postage prepaid in the U.S. mail, (ii) a nationally recognized overnight courier, or (iii) facsimile transmission. All notices shall be deemed delivered upon receipt or refusal to accept delivery. The above addresses and facsimile numbers may be changed by written notice to the other party; provided that no notice of a change of address or facsimile number shall be effective until actual receipt of such notice. Copies of notices are for informational purposes only, and a failure to give or receive copies of any notice shall not be deemed a failure to give notice.

          (b) No party shall have the right to assign this Agreement, without the prior written consent of the other parties. This Agreement will be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, and no other party will be conferred any rights by virtue of this Agreement or be entitled to enforce any of the provisions hereof.

          (c) Nothing set forth in this Agreement shall be construed to create a joint venture between the ENN Entities and the Crossroads Entities.

          (d) This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Pennsylvania, without regard to any otherwise applicable principles of conflicts of laws. Any action arising out of this Agreement may be brought in the state or federal courts of Pennsylvania or Tennessee and every party hereby consents to the jurisdiction of the above courts in any such action and to the laying of venue in the Commonwealth of Pennsylvania and the State of Tennessee. Any process in any such action shall be duly served if mailed by registered mail, postage prepaid, to the parties at their respective address described in Section 11(b) of this Agreement.

          (e) Each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (each, an "Action") (i) arising out of this Agreement, including any present or future amendment thereof or (ii) in any way connected with or related or incidental to the dealings of the parties or any of them with respect to this Agreement (as hereafter amended) or any other instrument, document or agreement executed or delivered in connection herewith, or the transactions related hereto or thereto, in each case whether such Action is now existing or hereafter arising, and whether sounding in contract or tort or otherwise and regardless of which party asserts such Action; and each party hereby agrees and consents that any such Action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section 11(f) with any court as written evidence of the consent of the parties to the waiver of any right they might otherwise have to trial by jury.

          (f)         Time is of the essence of this Agreement.

          (g) No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, a waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver, nor shall a waiver in any instance constitute a waiver in any subsequent instance. No waiver shall be binding unless executed in writing by the party making the waiver.

          (h) This Agreement and any other document to be furnished pursuant to the provisions hereof embody the entire agreement and understanding of the parties hereto as to the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants, or undertakings other than those expressly set forth or referred to in such documents. This Agreement and such documents supersede all prior agreements and understandings among the parties with respect to the subject matter hereof.

          (i) Any term or provision of this Agreement that is invalid or unenforceable in any jurisdiction will, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement, or affecting the validity or enforceability of any of the terms or provisions of this Agreement.

          (j) If any action is brought by any party to this Agreement to enforce or interpret its terms or provisions, the prevailing party will be entitled to reasonable attorney fees and costs incurred in connection with such action prior to and at trial and on any appeal therefrom.

          (k) Each party to this Agreement will be responsible for, and will pay, all of its own fees and expenses, including those of its counsel and accountants, incurred in the negotiation, preparation, and consummation of this Agreement and the transaction contemplated hereunder.

          (l) This Agreement may be executed in two or more fully or partially executed counterparts, each of which will be deemed an original binding the signer thereof against the other signing parties, but all counterparts together will constitute one and the same instrument.

          (m) The parties acknowledge that the transactions described herein are of a confidential nature and shall not be disclosed except as required by law. No party shall make any public disclosure of the specific terms of this Agreement, except as required by law (including SEC regulations and NYSE and NASDAQ requirements). In connection with the negotiation of this Agreement and the preparation for the consummation of the transactions contemplated hereby, each party acknowledges that it will have access to confidential information relating to the other party. Each party shall treat such information as confidential, preserve the confidentiality thereof, and not duplicate or use such information, except in connection with the transactions contemplated hereby. Except as required by applicable law, neither party shall issue any press release or make any statement to the media regarding such confidential information without the other party's consent, which consent shall not be unreasonably withheld.

                  IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date and year first above written.

                              Equity Inns Partnership, L.P.

                              By:   Equity Inns Trust, General Partner

                              By:   /s/ Howard A. Silver
                                        --------------------
                              Its:  President


                              Equity Inns, Inc.

                              By:   /s/ Howard A. Silver
                                        --------------------
                              Its:  President


                              EQI   Financing Partnership I, L.P.

                              By:   EQI Financing Corporation, General Partner

                              By:   /s/ Howard A. Silver
                                      --------------------
                              Its:  President


                              EQI  Financing Partnership II, L.P

                              By:  EQI Financing Corporation II, General Partner

                              By:  /s/ Howard A. Silver
                                   -----------------
                              Its: President


                              Equity Inns/West Virginia Partnership, L.P.

                              By:  Equity Inns Services, Inc., General Partner

                              By:  /s/ Howard A. Silver
                                   --------------------
                              Its: President


                              EQI/WV Financing Partnership, L.P.

                              By:  EQI Financing Corporation II, General Partner

                              By:  /s/ Howard A. Silver
                                   --------------------
                              Its: President


                              Equity Inns Partnership II, L.P.

                              By:  Equity Inns Trust, General Partner

                              By:  /s/ Howard A. Silver
                                   --------------------
                              Its: President


                              E.I.P. Orlando, L.P.

                              By:  E. Inns Orlando, Inc., General Partner

                              By:  /s/ Howard A. Silver
                                   --------------------
                              Its: President


                       [SIGNATURES CONTINUED ON NEXT PAGE]

                              Interstate Hotels, LLC

                              By:  Northridge Holdings, Inc., Managing Member

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: President and C.O.O.


                              Interstate Hotels Corporation

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: President and C.O.O.


                              Crossroads Future Company, L.L.C.

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: Vice President


                              Crossroads/Memphis Partnership, L.P.

                              By: Crossroads Memphis Company, L.L.C., general partner

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: Vice President


                              Crossroads Hospitality Company, L.L.C.

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its:  President and C.O.O.


                              Crossroads/Memphis Financing Company, L.L.C.

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: Vice President


                              Crossroads/Memphis Financing Company II, L.L.C.

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: Vice President


                              Crossroads Future Financing Company, L.L.C.

                              By:  /s/ Kevin P. Kilkeary
                                   ---------------------
                              Its: Vice President

                                   EXHIBIT A-1
                                  ENN ENTITIES




         Equity Inns Partnership, L.P.

         EQI Financing Partnership I, L.P.

         EQI Financing Partnership II, L.P.

         Equity Inns/West Virginia Partnership, L.P.

         EQI/WV Financing Partnership, L.P.

         Equity Inns Partnership II, L.P.

         E.I.P. Orlando, L.P.

                                   EXHIBIT A-2
                               CROSSROADS ENTITIES


         Crossroads/Memphis Partnership, L.P.

         Crossroads/Memphis Financing Company, L.L.C.

         Crossroads/Memphis Financing Company II, L.L.C.

         Crossroads Future Company, L.L.C.

         Crossroads Future Financing Company, L.L.C.

                                   EXHIBIT B-1
                                 LIST OF LEASES




         1. Consolidated Lease Amendment between Equity Inns Partnership, L.P. and Crossroads/Memphis Partnership, L.P, dated as of November 15, 1996 (as amended) with respect to the following Hotels:

          a.      Albany, NY Hampton Inn
          b.      Arlington South, TX Comfort Inn
          c.      Beckley, WV Hampton Inn
          d.      Bluefield, WV Holiday Inn
          e.      Burlington, VT Residence Inn by Marriott
          f.      Chattanooga, TN Hampton Inn
          g.      Baltimore/Glen Burnie, MD Hampton Inn
          h.      Oak Hill, WV Holiday Inn
          i.      Rutland/Trolley Square, VT Comfort Inn
          j.      Scottsdale-Old Town, AZ Hampton Inn
          k.      Scranton, PA Hampton Inn
          l.      State College, PA Hampton Inn
          m. Wilkesboro, NC Holiday Inn Express (also known as The Inn at Wilkesboro)
          n.      Hartford/Windsor Locks, CT Homewood Suites  (Managed by Promus
                  Hotels)


          2. Successor Consolidated Lease Amendment between EQI Financing Partnership, L.P. and Crossroads/Memphis Financing Company, L.L.C., dated as of February 6, 1997 (as amended) with respect to the following Hotels:

          a.      Ann Arbor South, MI Hampton Inn
          b.      Austin North, TX Hampton Inn
          c.      College Station, TX Hampton Inn
          d.      Columbus Airport, GA Hampton Inn
          e.      Fayetteville, NC Hampton Inn
          f.      Fort Worth West, TX Hampton Inn
          g.      Gastonia, NC Hampton Inn
          h.      Chicago/Gurnee, IL Hampton Inn
          i.      Indianapolis, IN Hampton Inn
          j.      Jacksonville, FL Hampton Inn
          k.      Jacksonville Beach/Orange Park, FL Comfort Inn
          l.      Knoxville Airport, TN Hampton Inn
          m.      Louisville, KY Hampton Inn
          n.      Meriden, CT Hampton Inn
          o.      Milford, CT Hampton Inn
          p.      Charleston/Mt. Pleasant, SC Holiday Inn
          q.      Chicago/Naperville, IL Hampton Inn

          r.      Omaha, NE Residence Inn by Marriott
          s.      Sarasota, FL Hampton Inn
          t.      Cleveland/Westlake, OH Hampton Inn
          u.      Winston-Salem, NC Holiday Inn (also known as The Inn at Hanes
                  Mall)


          3. Consolidated Amended and Restated Lease Agreement between EQI Financing Partnership II, L.P. and Crossroads/Memphis Financing Company II, L.L.C., dated as of June 16, 1999 with respect to the following Hotels:

          a.      Detroit/Northville, MI Hampton Inn
          b.      Eagan, MN Residence Inn by Marriott
          c.      Phoenix/Camelback, AZ Homewood Suites
          d.      San Antonio, TX Homewood Suites
          e.      Tinton Falls, NJ Residence Inn by Marriott


          4. Consolidated Amended and Restated Lease Agreement between EQI/WV Financing Partnership, L.P. and Crossroads/Memphis Financing Company II, L.L.C., dated as of June 16, 1999 (Morgantown, WV Hampton Inn).

          5. Consolidated Amended and Restated Lease Agreement between EQI Financing Partnership II, L.P. and Crossroads Future Financing Company, L.L.C., dated as of June 16, 1999 with respect to the following Hotels:

          a.      Dallas/Richardson, TX Hampton Inn
          b.      Kansas City, MO Hampton Inn
          c.      Memphis/Poplar, TN Hampton Inn
          d.      Overland Park, KS Hampton Inn
          e.      Portland, OR Residence Inn by Marriott
          f.      Princeton, NJ Residence Inn by Marriott
          g.      Sharonville/Cincinnati, OH Homewood Suites
          h.      Tucson, AZ Residence Inn by Marriott


          6. Consolidated Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated as of June 24, 1997 (as amended) with respect to the following Hotels:

          a.      Dallas/Addison, TX Hampton Inn
          b.      Atlanta/Northlake, GA Hampton Inn
          c.      Aurora, CO Hampton Inn
          d.      Birmingham/Mt. Brook, AL Hampton Inn
          e.      Birmingham/Vestavia Hills, AL Hampton Inn
          f.      Chapel Hill, NC Hampton Inn
          g.      Colorado Springs North, CO Hampton Inn
          h.      Dublin, OH Hampton Inn

          i.      Madison Heights, MI Hampton Inn
          j.      St.Louis/Maryland Heights, MO Hampton Inn
          k.      Memphis/Sycamore, TN Hampton Inn
          l.      Nashville/Briley, TN Hampton Inn
          m.      Charleston, SC Hampton Inn
          n.      North Little Rock, AR Hampton Inn
          o.      San Antonio, TX Hampton Inn
          p.      West Columbia, SC Hampton Inn


          7. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated January 10, 1997 (as amended). (Colorado Springs, CO Residence Inn)

          8. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated January 10, 1997 (as amended). (Oklahoma, City, OK Residence Inn)

          9. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated March 5, 1997 (as amended). (Norfolk, VA Hampton Inn)

          10. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated March 11, 1997 (as amended). (Pickwick Dam, TN Hampton Inn)

          11. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated June 25, 1997 (as amended). (Germantown, TN Homewood Suites)

          12. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated July 10, 1997 (as amended). (Augusta, GA Homewood Suites)

          13. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated May 1, 1998 (as amended). (Bartlett/ Wolfchase, TN Hampton Inn & Suites)

          14. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated August 7, 1998 (as amended). (Seattle, WA Homewood Suites)

          15. Lease Agreement between Equity Inns Partnership, L.P. and Crossroads Future Company, L.L.C., dated May 22, 1999. (Chicago Downtown, IL Homewood Suites)

          16. Lease Agreement between E.I.P. Orlando, L.P. and Crossroads Future Company, L.L.C., dated June 25, 1999. (Orlando, FL Homewood Suites)

                                   EXHIBIT B-2
                                 LIST OF HOTELS

         1. Albany, NY Hampton Inn
         2. Arlington South, TX Comfort Inn (formerly a Hampton Inn)
         3. Beckley, WV Hampton Inn
         4. Bluefield, WV Holiday Inn
         5. Burlington, VT Residence Inn by Marriott
         6. Chattanooga, TN Hampton Inn
         7. Baltimore/Glen Burnie, MD Hampton Inn
         8. Oak Hill, WV Holiday Inn
         9. Rutland/Trolley Square, VT Comfort Inn
         10. Scottsdale-Old Town, AZ Hampton Inn
         11. Scranton, PA Hampton Inn
         12. State College, PA Hampton Inn
         13. Wilkesboro, NC Holiday Inn Express (also known as The Inn at Wilkesboro)
         14. Hartford/Windsor Locks, CT Homewood Suites  (Managed by Promus
             Hotels)
         15. Ann Arbor South, MI Hampton Inn
         16. Austin North, TX Hampton Inn
         17. College Station, TX Hampton Inn
         18. Columbus Airport, GA Hampton Inn
         19. Fayetteville, NC Hampton Inn
         20. Fort Worth West, TX Hampton Inn
         21. Gastonia, NC Hampton Inn
         22. Chicago/Gurnee, IL Hampton Inn
         23. Indianapolis, IN Hampton Inn
         24. Jacksonville, FL Hampton Inn
         25. Jacksonville Beach/Orange Park, FL Comfort Inn
         26. Knoxville Airport, TN Hampton Inn
         27. Louisville, KY Hampton Inn
         28. Meriden, CT Hampton Inn
         29. Milford, CT Hampton Inn
         30. Charleston/Mt. Pleasant, SC Holiday Inn
         31. Chicago/Naperville, IL Hampton Inn
         32. Omaha, NE Residence Inn by Marriott
         33. Sarasota, FL Hampton Inn
         34. Cleveland/Westlake, OH Hampton Inn
         35. Winston-Salem, NC Holiday Inn (also known as The Inn at Hanes Mall)
         36. Detroit/Northville, MI Hampton Inn (Managed by Promus Hotels)
         37. Eagan, MN Residence Inn by Marriott
         38. Phoenix/Camelback, AZ Homewood Suites (Managed by Promus Hotels)
         39. San Antonio, TX Homewood Suites (Managed by Promus Hotels)
         40. Tinton Falls, NJ Residence Inn by Marriott
         41. Morgantown, WV Hampton Inn
         42. Dallas/Addison, TX Hampton Inn
         43. Atlanta/Northlake, GA Hampton Inn

         44. Aurora, CO Hampton Inn
         45. Birmingham/Mt. Brook, AL Hampton Inn
         46. Birmingham/Vestavia Hills, AL Hampton Inn
         47. Chapel Hill, NC Hampton Inn
         48. Colorado Springs North, CO Hampton Inn
         49. Dublin, OH Hampton Inn
         50. Madison Heights, MI Hampton Inn
         51. St.Louis/Maryland Heights, MO Hampton Inn
         52. Memphis/Sycamore, TN Hampton Inn
         53. Nashville/Briley, TN Hampton Inn
         54. Charleston, SC Hampton Inn
         55. North Little Rock, AR Hampton Inn
         56. San Antonio, TX Hampton Inn
         57. West Columbia, SC Hampton Inn
         58. Colorado Springs, CO Residence Inn
         59. Oklahoma, City, OK Residence Inn
         60. Norfolk, VA Hampton Inn
         61. Pickwick Dam, TN Hampton Inn
         62. Germantown, TN Homewood
         63. Augusta, GA Homewood Suites
         64. Bartlett/Wolfchase, TN Hampton Inn & Suites
         65. Seattle, WA Homewood Suites
         66. Chicago Downtown Homewood Suites
         67. Orlando, FL Homewood Suites
         68. Dallas/Richardson, TX Hampton Inn
         69. Kansas City, MO Hampton Inn
         70. Memphis/Poplar, TN Hampton Inn
         71. Overland Park, KS Hampton Inn
         72. Portland, OR Residence Inn by Marriott
         73. Princeton, NJ Residence Inn by Marriott
         74. Sharonville/Cincinnati, OH Homewood Suites
         75. Tucson, AZ Residence Inn by Marriott

                                    EXHIBIT C
                                 EXCLUDED HOTELS


         Birmingham (Mt. Brook), AL Hampton Inn

         Birmingham (Vestavia), AL Hampton Inn

         Chattanooga, TN Hampton Inn

         Knoxville, TN Hampton Inn

         Memphis (Germantown), TN Homewood Suites

         Memphis (Poplar), TN Hampton Inn

         Memphis (Sycamore), TN Hampton Inn

         Memphis (Bartlett/Wolfchase), TN Hampton Inn & Suites

         Nashville (Briley), TN Hampton Inn

         Pickwick Dam, TN Hampton Inn

         Dallas (Addison), TX Hampton Inn

         Dallas (Arlington), TX Comfort Inn

         Dallas (Richardson), TX Hampton Inn

         Ft. Worth, TX Hampton Inn

         Charleston/Mt. Pleasant, SC Holiday Inn

         Sarasota, FL Hampton Inn

         Chicago/Gurnee, IL Hampton Inn

         San Antonio, TX Homewood Suites

         Phoenix/Camelback, AZ Homewood Suites

         Detroit/Northville, MI Hampton Inn

         Hartford/Windsor Locks, CT Homewood Suites

                                    EXHIBIT D
                          LIST OF FRANCHISE AGREEMENTS


         1. Birmingham (Mt. Brook), AL Hampton Inn -- License Agreement dated August 1, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         2. Birmingham-South/Vestavia Hills, AL Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         3. North Little Rock, AR Hampton Inn -- License Agreement dated June 24,; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         4. Scottsdale-Old Town, AZ Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         5. Tucson, AZ Residence Inn -- Franchise Agreement dated June 16, 1999; Amendment No. 1 to Franchise Agreement dated June 16, 1999; Owner Agreement dated June 16, 1999.

         6. Colorado Springs I-25 North, CO Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         7. Colorado Springs, CO Residence Inn -- Franchise Agreement dated January 10, 1997; Owner Agreement dated January 10, 1997; Comfort Letters dated April 11, 1997.

         8. Denver/Aurora, CO Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         9. Meriden, CT Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         10. Milford, CT Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         11. Jacksonville Beach, FL Comfort Inn - Franchise Agreement, dated November 21, 1995; Assignment and Assumption Agreement dated as of November 14, 1996; Assignment and Bill of Sale dated November 15, 1996; Exhibit C to Assignment and Assumption Agreement, dated February 6, 1997.

         12. Jacksonville-Orange Park, FL Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         13. Orlando-Convention Center, FL Homewood Suites -- License Agreement dated May 25, 1999.

         14. Sarasota, FL Hampton Inn -- License Agreement dated November 5, 1996,; Consent Letter dated September 16, 1999 and Guaranty.

         15. Atlanta-Northlake, GA Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         16. Augusta, GA Homewood Suites -- License Agreement dated July 11, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         17. Columbus-Airport, GA Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         18. Chicago-Downtown, IL Homewood Suites -- License Agreement dated May 22, 1999.

         19. Chicago/Gurnee, IL Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         20. Chicago/Naperville, IL Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         21. Indianapolis NE/Castleton, IN Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         22. Overland Park, KS Hampton Inn -- License Agreement dated June 15, 1999 and Guaranty.

         23. Louisville, KY Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         24. Baltimore/Glen Burnie, MD Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         25. Ann Arbor-South, MI Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         26. Madison Heights, MI Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997. Consent Letter dated September 16, 1999 and Guaranty.

         27. Minneapolis (Eagan), MN Residence Inn - -Franchise Agreement dated June 16, 1999; Amendment No. 1 to Franchise Agreement dated June 16, 1999; Owner Agreement dated June 16, 1999 and Guaranty.

         28. Kansas City, MO Hampton Inn -- License Agreement dated June 15, 1999 and Guaranty.

         29. St. Louis-Westport, MO Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         30. Chapel Hill, NC Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         31. Fayetteville I-95, NC Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         32. Gastonia, NC Hampton Inn License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         33. Winston-Salem, NC Holiday Inn -- Change of Ownership License Agreement dated July 15, 1998; Master Technology Agreement dated July 15, 1998; and Voluntary Termination Agreement dated July 15, 1998.

         34. Wilkesboro, NC Holiday Inn -- Conversion License Agreement dated September 1999 and Guaranty; Transmittal letter dated December 13, 1999.

         35. Omaha, NE Residence Inn -- Franchise Agreement dated December 15, 1995; Owner Agreement dated November 22, 1995; Letter re: Effective Date dated December 18, 1995; Assignment, Assumption and Amendment Agreement dated November 14, 1996.

         36. Princeton, NJ Residence Inn -- Franchise Agreement dated June 16, 1999; Amendment No. 1 to Franchise Agreement dated June 16, 1999; Owner Agreement dated June 16, 1999.

         37. Tinton Falls, NJ Residence Inn -- Franchise Agreement dated June 16, 1999; Amendment No. 1 to Franchise Agreement dated June 16, 1999; Owner Agreement dated June 16, 1999.

         38. Albany-Wolf Road, NY Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         39. Cincinnati (Sharonville), OH Homewood Suites -- License Agreement dated June 15, 1999 and Guaranty.

         40. Cleveland/Westlake, OH Hampton Inn - License Agreement, dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         41. Dublin, OH Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         42. Oklahoma City, OK Residence Inn -- Franchise Agreement dated January 10, 1997; Owner Agreement dated January 10, 1997; Comfort Letter from First National Bank of Chicago dated April 11, 1997 (and related side letter).

         43. Portland/Lloyd Center, OR Residence Inn -- Franchise Agreement dated June 16, 1999; Amendment No. 1 to Franchise Agreement dated June 16, 1999; Owner Agreement dated June 16, 1999.

         44. Scranton, PA Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         45. State College, PA Hampton Inn -- License Agreement dated November 5, 1996; Amendment Letter dated February 10, 1998; Consent Letter dated September 16, 1999 and Guaranty.

         46. Charleston-Airport, SC Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         47. West Columbia, SC Hampton Inn -- License Agreement dated June 24; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; 1997Consent Letter dated September 16, 1999 and Guaranty.

         48. Charleston/Mt. Pleasant, SC Holiday Inn -- Change of Ownership Agreement dated July 15, 1998; Master Technology Agreement dated July 15, 1998.

         49. Chattanooga, TN Hampton Inn -- License Agreement dated November 1, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         50. Knoxville-Airport, TN Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         51. Memphis-Poplar, TN Hampton Inn -- License Agreement dated June 15, 1999 and Guaranty.

         52. Memphis-I-40 East-Sycamore, TN Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         53. Bartlett/Memphis-Wolfchase Galleria, TN Hampton Inn & Suites -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         54. Germantown, TN Homewood Suites -- License Agreement dated June 25, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         55. Nashville (Briley Parkway), TN Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         56. Pickwick Dam, TN Hampton Inn -- License Agreement dated March 11, 1997; Comfort Letter dated August 26, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         57. Arlington, TX Comfort Inn -- Franchise Agreement dated June 30, 1999 and effective July 8, 1999; and Addendum No. 1 dated June 30, 1999.

         58. Austin-North, TX Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         59. College Station, TX Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         60. Dallas-Richardson, TX Hampton Inn -- License Agreement dated June 15, 1999 and Guaranty.

         61. Ft. Worth-West, TX Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         62. North Dallas/Addison, TX Hampton Inn -- License Agreement dated June 24, 1997; Letter Agreement dated June 23, 1997; Comfort Letter dated June 24, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         63. San Antonio-Downtown, TX Hampton Inn -- License Agreement dated April 14, 1998; Consent Letter dated September 16, 1999 and Guaranty.

         64. Norfolk-Naval Base, VA Hampton Inn -- License Agreement dated March 5, 1997; Consent Letter dated September 16, 1999 and Guaranty.

         65. Burlington, VT Residence Inn - Assumption Agreement dated November 14, 1996; Owner's Agreement dated November 15, 1996.

         66. Rutland/Trolley Square, VT, Comfort Inn -- Franchise Agreement, dated July 27, 1995; Assumption Agreement dated August ___, 2000.

         67. Seattle-Downtown, WA Homewood Suites -- License Agreement dated August 7, 1998; Consent Letter dated September 16, 1999 and Guaranty.

         68. Beckley, WV Hampton Inn -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

         69. Bluefield, WV Holiday Inn -- Change of Ownership License Agreement dated July 15, 1998; Master Technology Agreement dated July 15, 1998; Extension of Termination Date letter dated March 3, 1999.

         70. Morgantown, WV Hampton Inn -- License Agreement dated June 15, 1999 and Guaranty.

         71. Oak Hill, WV Holiday Inn -- Change of Ownership Agreement dated July 15, 1998;

Master Technology Agreement dated July 15, 1998; Transactions Transmittal Agreement dated July 15, 1998; Third Party Site License Agreement (Encore Systems) dated August 11, 1998.

         72. Phoenix/Camelback, AZ Homewood Suites -- License Agreement dated June 15, 1999 and Guaranty.

         73. San Antonio, TX Homewood Suites -- License Agreement dated June 15, 1999 and Guaranty.

         74. Detroit/Northville Hampton Inn -- License Agreement dated June 15, 1999 and Guaranty.

         75. Hartford/Windsor Locks, CT Homewood Suites -- License Agreement dated November 5, 1996; Consent Letter dated September 16, 1999 and Guaranty.

                                    EXHIBIT E
                          FORM OF MANAGEMENT AGREEMENT

                                    EXHIBIT F

                               NECESSARY CONSENTS


1. Consents pursuant to the EQI Financing Partnership I, L.P. $88,000,000 Series 1997-1 Commercial Mortgage Bond financing with respect to the following
Hotels:

         a.       Ann Arbor South, MI Hampton Inn
         b.       Austin North, TX Hampton Inn
         c.       College Station, TX Hampton Inn
         d.       Columbus Airport, GA Hampton Inn
         e.       Fayetteville, NC Hampton Inn
         f.       Fort Worth West, TX Hampton Inn
         g.       Gastonia, NC Hampton Inn
         h.       Chicago/Gurnee, IL Hampton Inn
         i.       Indianapolis, IN Hampton Inn
         j.       Jacksonville, FL Hampton Inn
         k.       Jacksonville Beach/Orange Park, FL Comfort Inn
         l.       Knoxville Airport, TN Hampton Inn
         m.       Louisville, KY Hampton Inn
         n.       Meriden, CT Hampton Inn
         o.       Milford, CT Hampton Inn
         p.       Charleston/Mt. Pleasant, SC Holiday Inn
         q.       Chicago/Naperville, IL Hampton Inn
         r.       Omaha, NE Residence Inn by Marriott
         s.       Sarasota, FL Hampton Inn
         t.       Cleveland/Westlake, OH Hampton Inn
         u.       Winston-Salem, NC Holiday Inn (also known as The Inn at Hanes
                  Mall)


2.       Consent pursuant to the GMAC Term Loan with respect to the following
         Hotels:

         a.       Detroit/Northville, MI Hampton Inn
         b.       Eagan, MN Residence Inn by Marriott
         c.       Phoenix/Camelback, AZ Homewood Suites
         d.       San Antonio, TX Homewood Suites
         e.       Tinton Falls, NJ Residence Inn by Marriott
         f.       Morgantown, WV Hampton Inn
         g.       Dallas/Richardson, TX Hampton Inn
         h.       Kansas City, MO Hampton Inn
         i.       Memphis/Poplar, TN Hampton Inn
         j.       Overland Park, KS Hampton Inn
         k.       Portland, OR Residence Inn by Marriott
         l.       Princeton, NJ Residence Inn by Marriott
         m.       Sharonville/Cincinnati, OH Homewood Suites

         n.       Tucson, AZ Residence Inn by Marriott

3. Consent pursuant to the ENN Entities proposed financing with General Electric Credit Corporation with respect to the following Hotels:

         a.       Albany, NY Hampton Inn
         b.       Beckley, WV Hampton Inn
         c.       State College, PA Hampton Inn
         d.       Rutland/Trolley Square, VT Comfort Inn
         e.       Scranton, PA Hampton Inn
         f.       Baltimore/Glen Burnie, MD Hampton Inn
         g.       Hartford/Windsor Locks, CT Homewood Suites
         h.       Chattanooga, TN Hampton Inn
         i.       Oklahoma City, OK Residence Inn by Marriott
         j.       Norfolk, VA Hampton Inn
         k.       Birmingham- Mt. Brook, AL Hampton Inn
         l.       Charleston, SC Hampton Inn
         m.       Aurora, CO Hampton Inn
         n.       Madison Heights, MI Hampton Inn
         o.       Dublin, OH Hampton Inn
         p.       Nashville-Briley Parkway, TN Hampton Inn
         q.       St. Louis Westport, MO Hampton Inn
         r.       Germantown, TN Homewood Suites

4. Any required consents under mortgage notes with respect to the Residence Inn, Boise, Idaho and Hampton Inn, San Antonio, Texas

5. Consents of lenders pursuant to the ENN Entities lines of credit with respect to the following hotels:

         a.       Arlington, TX Comfort Inn
         b.       Bluefield, WV Holiday Inn
         c.       Oak Hill, WV Holiday Inn
         d.       Wilkesboro, NC Holiday Inn (aka The Inn at Wilkesboro)
         e.       Scottsdale, AZ Hampton Inn
         f.       Burlington, VT Residence Inn by Marriott
         g.       Colorado Springs, CO Residence Inn by Marriott
         h.       Pickwick Dam, TN Hampton Inn
         i.       Dallas/Addison, TX Hampton Inn
         j.       Atlanta-Northlake, GA Hampton Inn
         k.       Birmingham-Vestavia Hills, GA Hampton Inn
         l.       Chapel Hill, NC Hampton Inn
         m.       Colorado Springs, CO Hampton Inn
         n.       Columbia, SC Hampton Inn
         o.       Little Rock, AR Hampton Inn

         p.       Memphis-Sycamore, TN Hampton Inn
         q.       Augusta, GA Homewood Suites
         r.       Bartlett, TN Hampton Inn & Suites
         s.       Seattle, WA Homewood Suites
         t.       Chicago, IL Homewood Suites
         u.       Orlando, FL Homewood Suites

6.       Consents of franchisors of the Hotels

7.       Consents of ground lessors with respect to the following Hotels:

         a.       Nashville-Briley Parkway, TN Hampton Inn
         b.       Atlanta-Northlake, GA Hampton Inn
         c.       Memphis-Sycamore, TN Hampton Inn
         d.       Birmingham-Mt.Brook, AL Hampton Inn
         e.       Baltimore/Glen Burnie, MD Hampton Inn
         f.       Norfolk, VA Hampton Inn
         g.       Phoenix/Camelback, AZ Homewood Suites
         h.       Tinton Falls, NJ Residence Inn by Marriott

8. The following consents shall be required in connection with the transactions described in this Agreement but shall not be deemed Necessary
Consents:

         (a) Consents to transfers of liquor licenses and other operating permits and licenses; and

         (b) Any other consents which are disclosed by the ENN Entities to the Crossroads Entities.

                                    EXHIBIT G
             CERTIFICATE OF TERMINATION, ASSIGNMENT AND CONTINUATION


                  The undersigned are parties to that certain Master Lease Termination Agreement dated as of September ____, 2000 (the "Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed in the Agreement.

                  The undersigned, hereby certify as follows:

                  1. that the Leases listed on Exhibit A, attached hereto and incorporated herein, have been terminated in accordance with Section 3(b) of the Agreement, effective as of 12:01 a.m. on January 1, 2001;

                  2. that the Leases listed on Exhibit B, attached hereto and incorporated herein, have been assigned by the Lessees thereunder pursuant to and in accordance with Section 3(d) of the Agreement, effective as of 12:01 a.m. on January 1, 2001; and

                  3. that Lease Amendments for each of the Leases listed on Exhibit C, attached hereto and incorporated herein, have been executed in accordance with Section 5 of the Agreement and that each of such Lease shall remain in full force and effect after 12:01 on January 1, 2001.

                  IN  WITNESS  WHEREOF,   the  undersigned  have  executed  this
Certificate as of the ____ day of December, 2000 and effective as of the _____ day of January, 2001.

                                                     ENN Entities


                                                     Crossroads Entities

                                   EXHIBIT G-1

                         MEMORANDUM OF LEASE TERMINATION


[To be prepared in Recordable Form]

                  This Memorandum of Lease Termination is made as of the 1st day
of   January,    2001   between    ___________________    (the   "Lessor")   and
_____________________ (the "Lessee").

                  Lessor and Lessee entered into that certain Lease Agreement dated as of _____________ (together with any and all amendments and modifications thereto, the "Lease"), a memorandum of which was recorded in the __________________ on _______________ [as Document Number ________] [in Book
______ at Page ________] pursuant to which Lessor leased the property legally described on Exhibit A attached hereto and made a part hereof (the "Property") to Lessee.

                  Lessor and Lessee have terminated the Lease effective as of the date hereof and by this Memorandum of Lease Termination Lessee releases any and all right, title, and interest, if any, it has or may have in the Property pursuant to the Lease.

                  IN WITNESS WHEREOF, Lessor and Lessee have executed this Memorandum of Lease Termination as of the date and year first above written.


                                                     [Lessor]


                                                     [Lessee]

                                   EXHIBIT G-2
                          FORM OF ASSIGNMENT OF LEASES

                  THIS  ASSIGNMENT AND  ASSUMPTION OF LEASES (the  "Assignment")
dated  as  of  ________________,   200__,  is  between  ,  a  ("Assignor"),  and
____________________, a(n) _________________ ("Assignee").

                                    RECITALS

          A. Assignor is the tenant under certain leases executed with respect to that certain real property and improvements thereon known as ____________________, _____________, ________ (the "Property"), which leases are described in Schedule 1 attached hereto (the "Leases").

          B. At the request and direction of (the "Landlord"), _______________________ Assignor desires to assign its interest as tenant in the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions below.

                  ACCORDINGLY, the parties hereby agree as follows:

          1. Assignor hereby assigns to Assignee all of its right, title, and interest in and to the Leases, and Assignee hereby accepts such assignment and assumes all of the lessor's obligations under the Leases which arise after the date hereof.

          2. Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder.

          3. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

          4. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. This Assignment shall be governed and construed in accordance with the laws of the State of ___________.

          6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:
                           ----------------------------------------------------,
                           a Delaware
                                      ------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

ASSIGNEE:
                           ----------------------------------------------------,
                           a(n)
                                ------------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

CONSENT OF AND RELEASE BY LANDLORD

         1. Pursuant to Article XXIII of the Lease, Landlord hereby consents to this Assignment and, except to the extent provided in Paragraph 2 below, upon Assignor's surrender of the Hotel, Assignor and its parent companies, partners, members, affiliates, subsidiaries, directors, officers, successors and assigns, agents, employees, and representatives shall be unconditionally and fully released and discharged from any and all obligations, claims, actions, liability, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing in connection with the Hotel, or by reason of the breach or alleged breach by Assignor, or conduct or activity resulting in the breach or alleged breach by Assignor, of any of the terms or provisions of the Lease arising after the date hereof, other than obligations, claims, actions, or liabilities based on any breach or alleged breach of the Lease occurring prior to the date hereof.

         2. Landlord and its parent companies, partners, members, affiliates, subsidiaries, directors, officers, successors and assigns, agents, employees, and representatives are hereby unconditionally and fully released and discharged by Assignor from any and all obligations, claims, actions, liability, of whatever kind or character, known or unknown, by reason of, growing out of, arising out of or existing in connection with the breach or alleged breach by Landlord, or conduct or activity resulting in the breach or alleged breach by Landlord, of any of the terms or provisions of the Lease arising after the date hereof, other than obligations, claims, actions, or liabilities based on any breach of alleged breach of the Lease occurring prior to the date hereof.

         3. Notwithstanding anything to the contrary contained in this Assignment Agreement, Assignor shall remain liable for all obligations and liabilities under the Lease which pursuant to the terms of the Lease survive the termination of the Lease.



LANDLORD:
                           ----------------------------------------------------,
                           a(n)
                                   ---------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

                                   EXHIBIT H-1
                                  TENANT LEASES

                                   EXHIBIT H-2
                       FORM OF ASSIGNMENT OF TENANT LEASES

                  THIS  ASSIGNMENT AND  ASSUMPTION OF LEASES (the  "Assignment")
dated  as  of  ________________,   200__,  is  between  ,  a  ("Assignor"),  and
____________________, a(n) _________________ ("Assignee").

                                    RECITALS

          C. Assignor is the lessor under certain leases executed with respect to that certain real property and improvements thereon known as ____________________, _____________, ________ (the "Property"), which leases are described in Schedule 1 attached hereto (the "Leases").

          D. Assignor desires to assign its interest as lessor in the Leases to Assignee, and Assignee desires to accept the assignment thereof, on the terms and conditions below.

                  ACCORDINGLY, the parties hereby agree as follows:

          1. Assignor hereby assigns to Assignee all of its right, title, and interest in and to the Leases, and Assignee hereby accepts such assignment and assumes all of the lessor's obligations under the Leases arising before or after the date hereof.

          2. Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder.

          3. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

          4. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          5. This Assignment shall be governed and construed in accordance with the laws of the State of ___________.

          6. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Assignment the day and year first above written.

ASSIGNOR:
                           ----------------------------------------------------'
                           a
                                   ---------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

ASSIGNEE:
                           ----------------------------------------------------,
                           a(n)
                                   ---------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

                                   EXHIBIT I-1
                                 HOTEL CONTRACTS

                                   EXHIBIT I-2
                               FORM OF ASSIGNMENT

                  THIS ASSIGNMENT AND ASSUMPTION (the "Assignment") dated as of __________________, 2000, is between ASP , a Delaware ("Assignor"), and
____________________, a(n) _________________ ("Assignee").

                                    RECITALS

          A. Assignor is the Lessor of certain real property and certain improvements thereon known as __________________, __________, _________
(the "Property"). Assignee is the owner [ground lessor] of the Property.

          B. Assignor has entered into certain contracts which are more particularly described in Schedule l attached hereto (the "Hotel Contracts"), which affect the Property.

          C. Assignor and Assignee together with others are parties to that certain Master Lease Termination Agreement dated as of June ____, 2000 (the "Agreement") pursuant to which and among other things, Assignor and Assignee agreed to terminate or assign the lease between Assignor and Assignee for the Property.

          D. Assignor desires to assign to Assignee its interest, if any, and to the extent assignable, in (a) the Hotel Contracts, (b) the Bookings (as defined in the Agreement) and the (c) the Permits (as defined in the Agreement) and Assignee desires to accept the assignment thereof, on the terms and conditions below.

                  ACCORDINGLY, the parties hereby agree as follows:

          1. Assignor hereby assigns to Assignee all of Assignor's right, title, and interest, if any, in and to the following, from and after the date hereof, to the extent the same are assignable: (a) the Hotel Contracts, (b) the Bookings, and (c) the Permits.

          2. Assignee hereby accepts the foregoing assignment by Assignor and assumes all of the Assignor's obligations under the Hotel Contracts, the Bookings, and the Permits arising after the date hereof.

          3. Assignee agrees to indemnify Assignor and hold Assignor harmless from and against any and all claims, liens, damages, demands, causes of action, liabilities, lawsuits, judgments, losses, costs and expenses (including but not limited to attorneys' fees and expenses) asserted against or incurred by Assignor by reason of or arising out of any failure by Assignee to perform or observe the obligations, covenants, terms and conditions assumed by Assignee hereunder.

          4. In the event of any dispute between Assignor and Assignee arising out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the sole prevailing party's costs and expenses of such dispute, including, without limitation, reasonable attorneys' fees and costs.

          5. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          6. This Assignment shall be governed and construed in accordance with the laws of the State of _______.

          7. This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.

                  IN WITNESS WHEREOF, Assignor and Assignee have executed this Agreement the day and year first above written.

ASSIGNOR:
                           ----------------------------------------------------,
                           a Delaware
                                      ------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

ASSIGNEE:
                           ----------------------------------------------------,
                           a(n)
                                   ---------------------------------------------



                           By:
                                   ---------------------------------------------

                           Name:
                                   ---------------------------------------------

                           Title:
                                   ---------------------------------------------

                                    EXHIBIT J
                        FORM OF TERMINATION OF GUARANTIES

                  THIS TERMINATION, dated as of this ____ day of ________, 200__, is made by Equity Inns Partnership, L.P. ("EIP") in favor of Interstate Hotels Corporation, a Maryland corporation, Interstate Hotels, LLC, a Delaware limited liability company, and Patriot American Hospitality, Inc. (individually a "Guarantor" and collectively, the "Guarantors").

                                   WITNESSETH:

                  WHEREAS, each of the Guarantors has executed and delivered for the benefit of EIP each of the Guaranties described on Exhibit A attached hereto and made a part hereof (the "Guaranties"); and

                  WHEREAS, the Guaranties each provide that the applicable Guarantor will guaranty certain obligations of the lessee under and pursuant to the Leases described on Exhibit B attached hereto and made a part hereof (the "Leases"); and

                  WHEREAS, the lessors and the lessees under the Leases are either terminating the Leases or amending the Leases and EIP no longer requires the Guaranties.

                  NOW, THEREFORE, in consideration of One Dollar ($1.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EIP agrees to terminate forever the Guaranties as of the date hereof and does hereby release, relieve and discharge each of the Guarantors from any and all liability at any time arising thereunder; provided, however, nothing contained in this Termination shall relieve or discharge any of the Guarantors with respect to any obligations under the Guaranties that arose prior to the date hereof.

                                       Equity Inns Partnership, L.P.

                                       By:   Equity Inns Trust, General Partner


                                       By: ___________________________________
                                       Its: __________________________________

                                   EXHIBIT K-1
                            LINEN INVENTORY STANDARDS


         2.5 par for all Hotels at the quality levels required by the franchisor pursuant to the Franchise Agreement

                                   EXHIBIT K-2
                    SIGNIFICANT SUPPLIES INVENTORY STANDARDS

Iron/Ironing Boards
         Standard:   As required by the franchisor pursuant to the Franchise
                     Agreement

Coffee Makers
         Standard:   As required by the franchisor pursuant to the Franchise
                     Agreement

Kitchen Supplies:    (In the guest rooms for the Extended Stay Hotels only)
         Standard:   As required by the franchisor pursuant to the Franchise
                     Agreement

Other Operational Supplies:
         Standard:   As required by the franchisor pursuant to the Franchise
                     Agreement or, if a franchisor minimum requirement does not exist, at levels consistent with CHC's past practices